AMENDMENT TO LOAN AGREEMENTS

THIS AMENDMENT TO LOAN AGREEMENTS (this "Amendment") is made as of June __, 2014 and amends the Loan Agreements (as further defined herein) between Art's-Way Manufacturing Co., Inc., a Delaware corporation (the "Borrower"), as Borrower therein, and U.S. Bank National Association ("Lender"), as Bank therein. Capitalized terms used herein without definition are defined in the Loan Agreements.

RECITALS

WHEREAS, the Borrower and Lender entered into, among other things: (a) that certain Term Loan Agreement related to a loan in the original principal amount of one million six thousand five hundred dollars and 00/100 ($1,006,500.00) dated May 1, 2013, and any addenda thereto (as amended, restated, modified, or supplemented, referred to herein as "Agreement-1"); (b) that certain Term Loan Agreement related to a loan in the original principal amount of one million one hundred forty-three thousand six hundred dollars and 00/100 ($1,143,600.00) dated May 1, 2013, and any addenda thereto (as amended, restated, modified, or supplemented, referred to herein as "Agreement-2"); (c) that certain Term Loan Agreement related to a loan in the original principal amount of two million three hundred thirty-five thousand five hundred dollars and 00/100 ($2,335,500.00) dated May 1, 2013, and any addenda thereto (as amended, restated, modified, or supplemented, referred to herein as "Agreement-3"); (d) that certain Term Loan Agreement related to a loan in the original principal amount of one million eight hundred thirty-three thousand five hundred ten dollars and 26/100 ($1,833,510.26) dated May 1, 2013, and any addenda thereto (as amended, restated, modified, or supplemented, referred to herein as "Agreement-4"); and (e) that certain Revolving Credit Agreement related to a loan in the original principal amount of eight million dollars and 00/100 ($8,000,000.00) dated May 1, 2013, and any addenda thereto (as amended, restated, modified, or supplemented, referred to herein as "Agreement-5") (Agreement-1, Agreement-2, Agreement-3, Agreement-4, and Agreement-5 are hereinafter collectively referred to as the "Loan Agreements"); and

WHEREAS, the Borrower is, contemporaneous with the execution of this Amendment, executing and delivering to Lender, among other things, a Term Note in the original principal sum of one million dollars and 00/100 ($1,000,000.00) (the "Note") and a Term Loan Agreement (the "New Loan Agreement") (the Note and the New Loan Agreement, and any and every document executed and delivered in connection with or related to the Note and the New Loan Agreement, are hereinafter collectively referred to as the "New Loan Documents") related to additional financing being obtained by the Borrower from Lender for business purposes; and

WHEREAS, the Borrower and Lender desire to, as part of the consideration for the execution and delivery of the New Loan Documents, amend the Loan Agreements to modify certain definitions contained in: (a) the addendum to Agreement-1 titled Addendum to Term Loan Agreement and Note ("Addendum-1") (a copy of Addendum-1 is attached hereto as Exhibit A and by this reference incorporated herein as if fully set forth); (b) the addendum to Agreement-2 titled Addendum to Term Loan Agreement and Note ("Addendum-2") (a copy of Addendum-2 is attached hereto as Exhibit B and by this reference incorporated herein as if fully set forth); (c) the addendum to Agreement-3 titled Addendum to Term Loan Agreement and

Note ("Addendum-3") (a copy of Addendum-3 is attached hereto as Exhibit C and by this reference incorporated herein as if fully set forth); (d) the addendum to Agreement-4 titled Addendum to Term Loan Agreement and Note ("Addendum-4") (a copy of Addendum-4 is attached hereto as Exhibit D and by this reference incorporated herein as if fully set forth); and (e) the addendum to Agreement-5 titled Addendum to Revolving Credit Agreement and Note ("Addendum-5") (a copy of Addendum-5 is attached hereto as Exhibit E and by this reference incorporated herein as if fully set forth) (Addendum-1, Addendum-2, Addendum-3, Addendum-4, and Addendum-5 are hereinafter collectively referred to as the "Financial Covenants Addenda").

NOW, THEREFORE, in consideration of the above and the mutual covenants contained herein, and reliance on the same, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. INCORPORATION OF RECITALS. The foregoing Recitals are incorporated herein and made a part of this Amendment as if fully set forth verbatim. The Recitals and exhibits attached hereto, if any, are a substantive, contractual part of this Amendment.

2. DEFINED TERM AMENDMENT. The definition of the term "Fixed Charge Coverage Ratio" as contained in the Financial Covenants Addenda shall be removed and replaced with the following language:

> **"Fixed Charge Coverage Ratio"** shall mean (a) EBITDAR plus non cash expenses minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expenses.

3. CONSENT BY GUARANTORS. The undersigned guarantors hereby consent to the amendments to the Loan Agreements and the Financial Covenants Addenda as contemplated herein.

4. REMAINING PROVISIONS UNAFFECTED. Except as modified by this Amendment, the Loan Agreements and the Financial Covenants Addenda shall remain in full force and effect.

5. SEVERABILITY. Should any portion of this Amendment be declared invalid and unenforceable, then such portion shall be deemed to be severed from this Amendment and will not affect the remainder thereof.

6. CHOICE OF LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Iowa without giving effect to choice of law rules.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts each of which is deemed an original. A facsimile or other electronic signature to this Amendment shall be deemed an original signature hereunder.

THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY,

AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AMENDMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AMENDMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE PARTIES HERETO MAY CHANGE THE TERMS OF THIS AMENDMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

(SIGNATURE PAGE FOLLOWS)

SIGNATURE PAGE OF
AMENDMENT TO LOAN AGREEMENTS

U.S. BANK NATIONAL ASSOCIATION, Lender

By: ______________________________
Doug Rasche, Market President
NAME TITLE

ART'S-WAY MANUFACTURING CO., INC., Borrower

By: ______________________________
Name: CARRIE MAJESKI
Title: CEO

UNIVERSAL HARVESTER BY ART'S-WAY, INC., Guarantor

By: ______________________________
Name: CARRIE MAJESKI
Title: CEO

ART'S-WAY SCIENTIFIC, INC., Guarantor

By: ______________________________
Name: CARRIE MAJESKI
Title: CEO

ART'S-WAY VESSELS, INC., Guarantor

By: ______________________________
Name: CARRIE MAJESKI
Title: CEO

EXHIBIT A

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

(AGREEMENT-1)

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

This Addendum is made part of the Term Loan Agreement and Note (the "Agreement") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Covenants. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Borrower (herein referred to as the **"Subject Party"**) will maintain the following:

Debt to Tangible Net Worth Ratio as of the end of each fiscal quarter of not more than 1.5 to 1.

"Debt to Tangible Net Worth Ratio" shall mean the relationship, expressed as a numerical ratio, between: (i) the total of all liabilities of the Subject Party which would appear on a balance sheet of the Subject Party in accordance with generally accepted accounting principles; and (ii) Tangible Net Worth.

"Tangible Net Worth" shall mean the total of all assets properly appearing on the balance sheet of the Subject Party in accordance with generally accepted accounting principles, less the sum of the following:

(i) the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including, without limitation, all such items as goodwill, trademarks, trademark rights, trade names, trade name rights, brands, copyrights, patents, patent rights, licenses, deferred charges and unamortized debt discount and expense;

(ii) any write-up in the book value of any such assets resulting from a revaluation thereof subsequent to the date of the Agreement;

(iii) all reserves which have not already been deducted in calculating total assets on the Subject Party's balance sheet, including reserves for depreciation, obsolescence, depletion, insurance, and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

(iv) the amount, if any, at which any shares of stock of the Subject Party appear on the asset side of such balance sheet;

(v) all liabilities of the Subject Party shown on such balance sheet;

(vi) all investments in foreign affiliates and non-consolidated domestic affiliates; and

(vii) all accounts or notes due to the Subject Party from any shareholder, director, officer, employee or affiliate of the Subject Party or from any relative of such party.

Fixed Charge Coverage Ratio as of the end of each fiscal quarter for the four (4) fiscal quarters then ended of at least 1.15 to 1.

"Fixed Charge Coverage Ratio" shall mean (a) EBITDAR minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expense.

"EBITDAR" shall mean net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense plus rent or lease expense.

"Maintenance Capital Expenditures" shall mean 50% of the Subject Party's depreciation expense for the period specified.

Financial Information and Reporting. This provision replaces in its entirety the provision of the Agreement titled "Financial Information and Reporting". Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. The financial statements and other information previously provided to Bank or provided to Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in Borrower's financial condition since such information was

provided to Bank. Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may request; and (iii) without request, provide to Bank the following financial information, in form and content acceptable to Bank, pertaining to Borrower:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual financial statements, audited by a certified public accounting firm acceptable to Bank.

Interim Financial Statements: Not later than 30 days after the end of each calendar month, interim consolidated and consolidating financial statements, prepared by Borrower.

Agings of Accounts Receivable (this requirement pertains to Borrower only, regardless of whether financial reports are otherwise required for Borrower together with others hereunder): Not later than 30 days after the end of each calendar month, a detailed aging by invoice date of accounts and contracts receivable as of the last day of such period, together with an explanation of any adjustments made at the end of such period.

Dated as of May 1, 2013

(Individual)

____
Borrower Name n/a

____
Borrower Name n/a

(Non-Individual)

Art's-Way Manufacturing Co., Inc.
a/an Delaware Corporation

By: [signature]
Name and Title Carrie L Majeski, President

By:______________________________
Name and Title

Agreed to:
U.S. BANK N.A.
By: [signature]
Name and Title Douglas P Ragaller, Market President

EXHIBIT B

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

(AGREEMENT-2)

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

This Addendum is made part of the Term Loan Agreement and Note (the "Agreement") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Covenants. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Borrower (herein referred to as the **"Subject Party"**) will maintain the following:

Debt to Tangible Net Worth Ratio as of the end of each fiscal quarter of not more than 1.5 to 1.

"Debt to Tangible Net Worth Ratio" shall mean the relationship, expressed as a numerical ratio, between: (i) the total of all liabilities of the Subject Party which would appear on a balance sheet of the Subject Party in accordance with generally accepted accounting principles; and (ii) Tangible Net Worth.

"Tangible Net Worth" shall mean the total of all assets properly appearing on the balance sheet of the Subject Party in accordance with generally accepted accounting principles, less the sum of the following:

(i) the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including, without limitation, all such items as goodwill, trademarks, trademark rights, trade names, trade name rights, brands, copyrights, patents, patent rights, licenses, deferred charges and unamortized debt discount and expense;

(ii) any write-up in the book value of any such assets resulting from a revaluation thereof subsequent to the date of the Agreement;

(iii) all reserves which have not already been deducted in calculating total assets on the Subject Party's balance sheet, including reserves for depreciation, obsolescence, depletion, insurance, and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

(iv) the amount, if any, at which any shares of stock of the Subject Party appear on the asset side of such balance sheet;

(v) all liabilities of the Subject Party shown on such balance sheet;

(vi) all investments in foreign affiliates and non-consolidated domestic affiliates; and

(vii) all accounts or notes due to the Subject Party from any shareholder, director, officer, employee or affiliate of the Subject Party or from any relative of such party.

Fixed Charge Coverage Ratio as of the end of each fiscal quarter for the four (4) fiscal quarters then ended of at least 1.15 to 1.

"Fixed Charge Coverage Ratio" shall mean (a) EBITDAR minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expense.

"EBITDAR" shall mean net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense plus rent or lease expense.

"Maintenance Capital Expenditures" shall mean 50% of the Subject Party's depreciation expense for the period specified.

Financial Information and Reporting. This provision replaces in its entirety the provision of the Agreement titled "Financial Information and Reporting". Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. The financial statements and other information previously provided to Bank or provided to Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in Borrower's financial condition since such information was

provided to Bank. Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may request; and (iii) without request, provide to Bank the following financial information, in form and content acceptable to Bank, pertaining to Borrower:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual financial statements, audited by a certified public accounting firm acceptable to Bank.

Interim Financial Statements: Not later than 30 days after the end of each calendar month, interim consolidated and consolidating financial statements, prepared by Borrower.

Agings of Accounts Receivable (this requirement pertains to Borrower only, regardless of whether financial reports are otherwise required for Borrower together with others hereunder): Not later than 30 days after the end of each calendar month, a detailed aging by invoice date of accounts and contracts receivable as of the last day of such period, together with an explanation of any adjustments made at the end of such period.

Dated as of May 1, 2013

(Individual)

____
Borrower Name n/a

____
Borrower Name n/a

(Non-Individual)

Art's-Way Manufacturing Co., Inc.
a/an Delaware Corporation

By: [signature]
Name and Title Carrie L Majeski, President

By:______________________________
Name and Title

Agreed to:
U.S. BANK N.A.

By: [signature]
Name and Title Douglas P Ragaller, Market President

EXHIBIT C

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

(AGREEMENT-3)

ADDENDUM TO <u>TERM LOAN AGREEMENT AND NOTE</u>

This Addendum is made part of the Term Loan Agreement and Note (the "Agreement") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Covenants. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Borrower (herein referred to as the **"Subject Party"**) will maintain the following:

Debt to Tangible Net Worth Ratio as of the end of each fiscal quarter of not more than 1.5 to 1.

"Debt to Tangible Net Worth Ratio" shall mean the relationship, expressed as a numerical ratio, between: (i) the total of all liabilities of the Subject Party which would appear on a balance sheet of the Subject Party in accordance with generally accepted accounting principles; and (ii) Tangible Net Worth.

"Tangible Net Worth" shall mean the total of all assets properly appearing on the balance sheet of the Subject Party in accordance with generally accepted accounting principles, less the sum of the following:

(i) the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including, without limitation, all such items as goodwill, trademarks, trademark rights, trade names, trade name rights, brands, copyrights, patents, patent rights, licenses, deferred charges and unamortized debt discount and expense;

(ii) any write-up in the book value of any such assets resulting from a revaluation thereof subsequent to the date of the Agreement;

(iii) all reserves which have not already been deducted in calculating total assets on the Subject Party's balance sheet, including reserves for depreciation, obsolescence, depletion, insurance, and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

(iv) the amount, if any, at which any shares of stock of the Subject Party appear on the asset side of such balance sheet;

(v) all liabilities of the Subject Party shown on such balance sheet;

(vi) all investments in foreign affiliates and non-consolidated domestic affiliates; and

(vii) all accounts or notes due to the Subject Party from any shareholder, director, officer, employee or affiliate of the Subject Party or from any relative of such party.

Fixed Charge Coverage Ratio as of the end of each fiscal quarter for the four (4) fiscal quarters then ended of at least 1.15 to 1.

"Fixed Charge Coverage Ratio" shall mean (a) EBITDAR minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expense.

"EBITDAR" shall mean net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense plus rent or lease expense.

"Maintenance Capital Expenditures" shall mean 50% of the Subject Party's depreciation expense for the period specified.

Financial Information and Reporting. This provision replaces in its entirety the provision of the Agreement titled "Financial Information and Reporting". Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. The financial statements and other information previously provided to Bank or provided to Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in Borrower's financial condition since such information was

provided to Bank. Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may request; and (iii) without request, provide to Bank the following financial information, in form and content acceptable to Bank, pertaining to Borrower:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual financial statements, audited by a certified public accounting firm acceptable to Bank.

Interim Financial Statements: Not later than 30 days after the end of each calendar month, interim consolidated and consolidating financial statements, prepared by Borrower.

Agings of Accounts Receivable (this requirement pertains to Borrower only, regardless of whether financial reports are otherwise required for Borrower together with others hereunder): Not later than 30 days after the end of each calendar month, a detailed aging by invoice date of accounts and contracts receivable as of the last day of such period, together with an explanation of any adjustments made at the end of such period.

Dated as of May 1, 2013

(Individual)

____
Borrower Name n/a

____
Borrower Name n/a

(Non-Individual)

Art's-Way Manufacturing Co., Inc.
a/an Delaware Corporation

By: __________________________________
Name and Title Carrie L Majeski, President

By: __________________________________
Name and Title

Agreed to:
U.S. BANK N.A.

By: __________________________________
Name and Title Douglas P Ragaller, Market President

EXHIBIT D

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

(AGREEMENT-4)

ADDENDUM TO TERM LOAN AGREEMENT AND NOTE

This Addendum is made part of the Term Loan Agreement and Note (the "Agreement") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Covenants. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Borrower (herein referred to as the **"Subject Party"**) will maintain the following:

Debt to Tangible Net Worth Ratio as of the end of each fiscal quarter of not more than 1.5 to 1.

"Debt to Tangible Net Worth Ratio" shall mean the relationship, expressed as a numerical ratio, between: (i) the total of all liabilities of the Subject Party which would appear on a balance sheet of the Subject Party in accordance with generally accepted accounting principles; and (ii) Tangible Net Worth.

"Tangible Net Worth" shall mean the total of all assets properly appearing on the balance sheet of the Subject Party in accordance with generally accepted accounting principles, less the sum of the following:

(i) the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including, without limitation, all such items as goodwill, trademarks, trademark rights, trade names, trade name rights, brands, copyrights, patents, patent rights, licenses, deferred charges and unamortized debt discount and expense;

(ii) any write-up in the book value of any such assets resulting from a revaluation thereof subsequent to the date of the Agreement;

(iii) all reserves which have not already been deducted in calculating total assets on the Subject Party's balance sheet, including reserves for depreciation, obsolescence, depletion, insurance, and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

(iv) the amount, if any, at which any shares of stock of the Subject Party appear on the asset side of such balance sheet;

(v) all liabilities of the Subject Party shown on such balance sheet;

(vi) all investments in foreign affiliates and non-consolidated domestic affiliates; and

(vii) all accounts or notes due to the Subject Party from any shareholder, director, officer, employee or affiliate of the Subject Party or from any relative of such party.

Fixed Charge Coverage Ratio as of the end of each fiscal quarter for the four (4) fiscal quarters then ended of at least 1.15 to 1.

"Fixed Charge Coverage Ratio" shall mean (a) EBITDAR minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expense.

"EBITDAR" shall mean net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense plus rent or lease expense.

"Maintenance Capital Expenditures" shall mean 50% of the Subject Party's depreciation expense for the period specified.

Financial Information and Reporting. This provision replaces in its entirety the provision of the Agreement titled "Financial Information and Reporting". Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. The financial statements and other information previously provided to Bank or provided to Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in Borrower's financial condition since such information was

provided to Bank. Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may request; and (iii) without request, provide to Bank the following financial information, in form and content acceptable to Bank, pertaining to Borrower:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual financial statements, audited by a certified public accounting firm acceptable to Bank.

Interim Financial Statements: Not later than 30 days after the end of each calendar month, interim consolidated and consolidating financial statements, prepared by Borrower.

Agings of Accounts Receivable (this requirement pertains to Borrower only, regardless of whether financial reports are otherwise required for Borrower together with others hereunder): Not later than 30 days after the end of each calendar month, a detailed aging by invoice date of accounts and contracts receivable as of the last day of such period, together with an explanation of any adjustments made at the end of such period.

Dated as of May 1, 2013

(Individual)

____
Borrower Name n/a

____
Borrower Name n/a

(Non-Individual)

Art's-Way Manufacturing Co., Inc.
a/an Delaware Corporation

By: ________________________
Name and Title Carrie L Majeski, President

By: ________________________
Name and Title

Agreed to:
U.S. BANK N.A.

By: ________________________
Name and Title Douglas P Ragaller, Market President

EXHIBIT E
ADDENDUM TO REVOLVING CREDIT AGREEMENT AND NOTE
(AGREEMENT-5)

ADDENDUM TO REVOLVING CREDIT AGREEMENT AND NOTE

This Addendum is made part of the Revolving Credit Agreement and Note (the "Agreement") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Covenants. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Borrower (herein referred to as the **"Subject Party"**) will maintain the following:

Debt to Tangible Net Worth Ratio as of the end of each fiscal quarter of not more than 1.5 to 1.

"Debt to Tangible Net Worth Ratio" shall mean the relationship, expressed as a numerical ratio, between: (i) the total of all liabilities of the Subject Party which would appear on a balance sheet of the Subject Party in accordance with generally accepted accounting principles; and (ii) Tangible Net Worth.

"Tangible Net Worth" shall mean the total of all assets properly appearing on the balance sheet of the Subject Party in accordance with generally accepted accounting principles, less the sum of the following:

(i) the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including, without limitation, all such items as goodwill, trademarks, trademark rights, trade names, trade name rights, brands, copyrights, patents, patent rights, licenses, deferred charges and unamortized debt discount and expense;

(ii) any write-up in the book value of any such assets resulting from a revaluation thereof subsequent to the date of the Agreement;

(iii) all reserves which have not already been deducted in calculating total assets on the Subject Party's balance sheet, including reserves for depreciation, obsolescence, depletion, insurance, and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

(iv) the amount, if any, at which any shares of stock of the Subject Party appear on the asset side of such balance sheet;

(v) all liabilities of the Subject Party shown on such balance sheet;

(vi) all investments in foreign affiliates and non-consolidated domestic affiliates; and

(vii) all accounts or notes due to the Subject Party from any shareholder, director, officer, employee or affiliate of the Subject Party or from any relative of such party.

Fixed Charge Coverage Ratio as of the end of each fiscal quarter for the four (4) fiscal quarters then ended of at least 1.15 to 1.

"Fixed Charge Coverage Ratio" shall mean (a) EBITDAR minus cash taxes, cash dividends, cash distributions and Maintenance Capital Expenditures divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expense.

"EBITDAR" shall mean net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense plus rent or lease expense.

"Maintenance Capital Expenditures" shall mean 50% of the Subject Party's depreciation expense for the period specified.

Financial Information and Reporting. This provision replaces in its entirety the provision of the Agreement titled "Financial Information and Reporting". Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. The financial statements and other information previously provided to Bank or provided to Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in Borrower's financial condition since such information was

provided to Bank. Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may request; and (iii) without request, provide to Bank the following financial information, in form and content acceptable to Bank, pertaining to Borrower:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual financial statements, audited by a certified public accounting firm acceptable to Bank.

Interim Financial Statements: Not later than 30 days after the end of each calendar month, interim consolidated and consolidating financial statements, prepared by Borrower.

Agings of Accounts Receivable (this requirement pertains to Borrower only, regardless of whether financial reports are otherwise required for Borrower together with others hereunder): Not later than 30 days after the end of each calendar month, a detailed aging by invoice date of accounts and contracts receivable as of the last day of such period, together with an explanation of any adjustments made at the end of such period.

Dated as of May 1, 2013

(Individual)

____
Borrower Name n/a

____
Borrower Name n/a

(Non-Individual)

Art's-Way Manufacturing Co., Inc.
a/an Delaware Corporation

By: [signature]
Name and Title Carrie L Majeski, President

By: Carrie Majeski President
Name and Title

Agreed to:
U.S. BANK N.A.
By: [signature]
Name and Title Douglas P Ragaller, Market President